UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 6, 2005

INTEGRATED BRAND SOLUTIONS INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-50331

(Commission File Number)

98-0371433

(IRS Employer Identification No.)

806 – 699 Cardero Street, Vancouver, British Columbia, Canada, V6G 3H7

(Address of principal executive offices and Zip Code)

604.288.8376

Registrant's telephone number, including area code

705-1080 Howe Street, Vancouver, British Columbia, Canada, V6Z 2T1

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective February 6, 2005, we changed our name from “Integrated Brand Solutions Inc.” to “Upstream Biosciences Inc.” when we merged our subsidiary, Upstream Biosciences Inc. Our common stock will be quoted on the NASD Over-the-Counter Bulletin Board under the new symbol “UPBS” which will be effective at the opening of the market on February 10, 2006. Our new CUSIP number is 91678P 10 4. We changed the name of our company to better reflect the direction and business of our company.

Item 9.01 Financial Statements and Exhibits

3.1	Articles of Merger.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED BRAND SOLUTIONS INC.

By: /s/ Steve Bajic

Steve Bajic
President, Secretary, Treasurer and Director

Dated: February 9, 2006